UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

STERLING GROUP VENTURES, INC.
(Name of Registrant as Specified In Its Charter)

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Sterling Group Ventures, Inc.
 #900-789 W. Pender St.
Vancouver, B.C. Canada V6C 1H2

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON January 17, 2005

Notice is hereby given that the Annual Meeting of Shareholders of Sterling Group Ventures, Inc., (hereinafter referred to as "the Company") will be held at #900-789 West Pender St., Vancouver, B.C. V6C 1H2, at 2:00 PM, local time, on January 17, 2005 for the following purposes:

1.	To receive the financial statements of the Company for its fiscal year ended May 31, 2004 and the report of the Auditors thereof.

2.	To ratify the designation of Amisano Hanson as Independent Accountants for the annual period ending May 31, 2005.

3.	To elect four directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

4.	To approve the 2004 Incentive Stock Option Plan for the Company.

5.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors (the “Board”) has fixed the closing of business on November 2, 2004 as the record date for the determination of shareholders entitled to notice of this meeting, or any adjournment thereof, and to vote at this meeting. The stock transfer books will not be closed.

The Company's Annual Report to Stockholders for the fiscal year ended May 31, 2004 accompanies this Notice of Annual Meeting and Proxy Statement.

All stockholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign, and return the enclosed form of proxy in the accompanying pre-addressed envelope. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the Meeting.

/s/ Richard Shao
Sterling Group Ventures, Inc.
Richard Shao, President

PROXY STATEMENT

Sterling Group Ventures, Inc.

     #900-789 West Pender St.
Vancouver, BC Canada V6C 1H2

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

On January 17, 2005

This Proxy Statement is being furnished to the shareholders of Sterling Group Ventures, Inc., a Nevada corporation, in connection with the solicitation by the Board of proxies to be used at the Annual Meeting of Shareholders to be held at 2:00 PM, local time, January 17, 2005 at #900-789 West Pender Street, Vancouver, BC Canada. The Proxy Statement is first being sent or given to shareholders on or about November 9, 2004.

PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY.

VOTING RIGHTS

Stockholders of record of the Company as of the close of business on November 2, 2004 have the right to receive notice of and to vote at the Annual Meeting. On November 2, 2004, the Company had 40,128,500 shares of Common Stock issued and outstanding (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

EXPENSE OF MAILING

The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

PROXIES

In voting their Common Stock, stockholders may vote in favor of or against the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Annual Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company, (ii) delivering a later dated proxy card, or (iii) voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Richard Shao, President, Sterling Group Ventures, Inc., #900-789 W. Pender St., Vancouver BC Canada V6C 1H2.

HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING PRE-ADDRESSED ENVELOPE.

The person named as proxy is Raoul Tsakok, a director of the Company.

In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will not reimburse such persons for their expenses incurred in doing so.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon, except that all officers and directors may be deemed beneficiaries under the Incentive Stock Option Program proposed for adoption.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

As of the call date of the meeting, October 4, 2004, the total number of common shares outstanding and entitled to vote was 40,128,500.

The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

RECORD DATE

Stock transfer records will remain open. The record date for determining shareholders entitled to vote and receive notice of the meeting was November 2, 2004. The day of the mailing of the Proxy Statement shall be November 9, 2004.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of November 2, 2004, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Common stock	Raoul Tsakok 900-789 W. Pender Street Vancouver, BC Canada V6C 1H2	15,000,000 (1)	37.4%
Common stock	Richard Shao 900-789 W. Pender Street Vancouver, BC Canada V6C 1H2	4,000,000	10.0%
Common stock	Patrick Chan #7 Conduit Road, Flat 6F	0	0%

	Hong Kong
Common stock	Brian Doutaz 35 – 12880 Railway Avenue Richmond, BC Canada V7E 6G4	5,000,000	12.5%
Common stock	Gerald Runolfson 4151 Rose Crescent West Vancouver, BC Canada V7V 2N6	300,000 (2)	0.7%
	TOTAL	24,300,000	60.6%

(1)	Held through Cobilco Inc.
(2)	Held through Elkon Products Inc.

VOTING REQUIRED FOR APPROVAL

I. A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

II. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

III. The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company and to approve the Employee Stock Option Plan.

REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

(a) Cash Compensation.

Compensation paid by the Company for all services provided during the fiscal year ended May 31, 2004, to each of the Company's two most highly compensated executive officers whose cash compensation (1) exceeded $60,000.00 (none) and (2) to all officers as a group, is set out in the table below

(b) Compensation of Directors.

Compensation paid by the Company for all services provided during the period ended May 31, 2004, (1) to each of the Company's directors whose cash compensation exceeded $60,000.00 (none) and (2) to all directors as a group, is set out in the table below.

SUMMARY COMPENSATION TABLE OF EXECUTIVES

Cash Compensation					Security Grants
Name	Year	Salary	Bonus	Annual	Restricted	Securities	Long Term	LTIP	All Other
and		( $)		Compensation	Stock	Underlying	Compensation	Payments	Compensation
Principal				/ Other	Awards	Options /	/ Options
Position				( $)		SARs (#)
(SHARES)

Richard	2004	0	0	7,869	0	800,000 (1)	0	0	0
Shao
President
Raoul	2004	0	0	0	0	800,000 (2)	0	0	0
Tsakok
Chairman
Kathy	2004	0	0	4,722	0	200,000 (3)	0	0	0
Wang
Secretary
Officers	2004	0	0	12,591	0	1,800,000	0	0	0
as A
Group

(1)	800,000 options to purchase shares at $0.50 per share.
(2)	800,000 options to purchase shares at $0.50 per share.
(3)	200,000 options to purchase shares at $0.50 per share.

Directors' Compensation

Directors who are also officers receive no cash compensation for services as a director. However, the directors will be reimbursed for out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. The Company has granted options to directors under its 2004 Incentive Stock Option Plan, subject to the relevant stockholder approval being obtained at the Annual Meeting.

SUMMARY COMPENSATION TABLE OF DIRECTORS
(For fiscal year ended May 31, 2004)

Cash Compensation					Security Grants
Name and	Year	Annual	Meeting	Consulting	Number	Securities	LTIP	All Other
Principal		Retainer	Fees ($)	Fees/ Other	of	Underlying	Payments	Compensation
Position		Fees ($)		Fees	Shares	Options /
				( $)	(#)	SARs (#)
						(SHARES)
Raoul Tsakok	2004	0	0	0	0	800,000 (1)	0	0
Director
Brian Doutaz	2004	0	0	0	0	0	0	0
Director
(Resigned on
April 5, 2004)
Richard Shao	2004	0	0	0	0	800,000 (2)	0	0
Director
Patrick Chan	2004	0	0	0	0	300,000 (3)	0	0
Director
Gerald	2004	0	0	0	0	300,000 (4)	0	0
Runolfson
Director
James	2004	0	0	0	0	0	0	0
Hutchison
Director
(Resigned on
Jan. 21, 2004)
Directors as a
Group	2004	0	0	0	0	2,200,000	0	0

(4)	800,000 options to purchase shares at $0.50 per share.
(5)	800,000 options to purchase shares at $0.50 per share.
(6)	300,000 options to purchase share at $0.50 per share.
(7)	300,000 options to purchase share at $0.50 per share.

During the year ended May 31, 2004, the Board granted 2,400,000 stock options to our directors or officers. The options were granted at an exercise price of $0.50 per share with an expiry date of February 3, 2009.

Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board. The Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

COMMITTEES AND MEETINGS

The Board held numerous meetings during the fiscal year ended May 31, 2004. All of the directors attended the meetings of the Board during fiscal year 2004.

The Board acts as standing Audit and Compensation Committees and the Company has no standing nominating committee.

The Audit Committee has the responsibility to review the scope of the annual audit, recommend the appointment of the independent auditors, and meet with the independent auditors for review and analysis of the Company's systems, the adequacy of controls and the sufficiency of financial reporting and accounting compliance.

The Compensation Committee will administer the Company's Incentive Stock Option Plan (the “Plan”) and determine the compensation to be paid to each of the Company's executive officers, employees, consultants and Directors.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Pursuant to the Articles of Incorporation and Bylaws of the Company, the Company may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in the Company’s best interest. In certain cases, the Company may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, the Company must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

ANNUAL REPORT

The Company's Annual Report on Form 10-KSB for the year ended May 31, 2004 (the "Form 10-KSB) are being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

A copy of any exhibit to the Company's Form 10-KSB may also be obtained from the Company at no charge upon written request for each such exhibit requested. Such written requests should be sent to Richard Shao, President, at #900, 789 W. Pender St., Vancouver, BC Canada V6C 1H2.

BOARD OF DIRECTORS AND OFFICERS

The persons listed below are Officers and the members of the Board. All are nominees for Director for the following term.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company as of May 31, 2004 are as follows:

Name	Position Held with the Company	Age	Period of Service as Officer or Director
Richard Shao	President, Director	41	Annual
Raoul Tsakok	Chairman, Director	54	Annual
Patrick Chan	Director	51	Annual
Gerald Runolfson	Director	64	Annual

The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

The principal occupations of each director and officer of the Company for at least the past five years are as follows:

MANAGEMENT EXPERIENCE

Raoul N. Tsakok, Chairman

Mr. Tsakok has worked in the Investment Management business for over 30 years. He has been chairman of Sagit Investment Management Ltd. since 1987. He has been Chairman of Richco Investors Inc. for almost 10 years. He holds an MBA degree and is a Chartered Financial Analyst (CFA).

Xuxin (Richard) Shao, President and Director

Mr. Shao was born and educated in China. He received his degrees from engineering schools in China, specializing in mineral processing. Between his Bachelor and Ph.D. degrees, he held a research engineer position with the Chemical Mines Design and Research Institute of the Ministry of Chemical Industry in Lianyun Harbour, Jiangsu, China. During his graduate studies at the China University of Mining and Technology, he conducted research on phosphate flotation using interfacial, colloidal and solution chemical theories and authored and coauthored more than 50 research reports and publications on this and other related subjects. After receiving his Ph.D. in 1990 from China University of Mining and Technology, Mr. Shao taught as an associate Professor and was acting Department Head in Mineral Processing at the China University of Mining and Technology for six years.

In 1996, Mr. Shao accepted a position as Research Scientist for the Center for Applied Energy Research at the University of Kentucky in cooperation with the Department of Energy of the US Federal Government.

Since 1998, Dr. Shao has worked as an advisor to a number of companies in the evaluation and processing of minerals in North America and China.

Patrick P. L. Chan, B.Comm, C.A. FHKSA, Director

Mr. Chan was born in Hong Kong and graduated from McGill University with a Bachelor of Commerce degree in accounting and finance. He has more than 25 years of accounting and corporate finance experience in both North America and in Asia. Besides being a Chartered Accountant (CA), Mr. Chan is also a Fellow of the Hong Kong Society of Accountants (FHKSA). He was the partner in charge of Coopers and Lybrand Mergers and Acquisitions Group (now PriceWaterhouse Coopers) and left his practice in Toronto, Canada in 1993 to pursue operational and merchant banking opportunities in Asia and in The Peoples’ Republic of China. At present, Patrick is a senior member of the management team of a premier PRC beverage and consumer products company. In his career, Mr. Chan has served as a board of director member of listed companies and has provided corporate finance and strategic advice to many North America and Asian based public and private companies.

Gerald Runolfson, Professional Engineer, Director

Mr. Runolfson is a professional engineer (P. Eng.) and has been in the construction industry for over 35 years. He is currently President and controlling shareholder of Elkon Products Inc., a company that has the exclusive distribution rights for all silica fume produced in Canada. Silica fume is used in oil well cementing operation and concrete construction. Major customers include Halliburton and BJ Services. Mr. Runolfson has been a Director of a number of public companies.

Proposal #1

RECEPTION OF FINANCIAL STATEMENTS AND AUDITOR’S REPORT

To receive the financial statements of the Company for its fiscal year ended May 31, 2004 and the report of the Auditors thereof.

Proposal #2

RATIFICATION OF DESIGNATION OF INDEPENDENT ACCOUNTANT

Amisano Hanson, Independent Public Accountants, of Vancouver, BC, has been engaged as the Certifying accountants for the period through fiscal year 2005 and shareholders are asked to ratify such engagement. Ratification of the appointment of Amisano Hanson, as the Company's independent public accountants for the fiscal year ending May 31, 2005 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Amisano Hanson for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Amisano Hanson are expected to be present at the Annual Meeting to make statements if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of Amisano Hanson as independent accountants for the Company's fiscal year ending May 31, 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

Proposal #3

NOMINATION AND ELECTION OF DIRECTORS

The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board and that number is currently four. The Board has nominated four (4) persons. At this Annual Meeting, a

Board of four (4) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holder will vote the proxies received by him for Management's nominees named below.

All the nominees are presently directors of the Company. In the event that any Management nominee shall become unavailable, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

The business experience of each director nominee is discussed on pages 8 and 9 of this Proxy Statement.

THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

1. Richard Shao
2. Raoul Tsakok
3. Patrick Chan
4. Gerald Runolfson

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Proposal #4

2004 INCENTIVE STOCK OPTION PLAN

On February 3, 2004, the Board unanimously approved the 2004 Incentive Stock Option Plan, subject to stockholder approval, up to 15% of shares outstanding, all of which shares will be available for grant to directors and selected employees, advisors and consultants of the Company. The Board believes that the Plan is necessary for the Company to compete effectively in its market by attracting and retaining key talent with stock options.

Under the Plan, only employees, directors, and consultants of the Company or any subsidiary (including, without limitation, independent contractors who are not members of the Board) are eligible to receive grants of options or stock by the Board. In addition, only employees who are common-law employees of the Company or any subsidiary are eligible for the grant of options. The Plan is administered by the Board, which selects the employees to whom options will be granted, determines the number of shares to be made subject to each grant, and prescribes other terms and conditions, including the type of consideration to be paid to the Company for the grant of each option or stock award.

The Company filed a Form S-8 with the Securities and Exchange Commission on May 12, 2004 to register 3,636,000 shares to make those shares available for use under the 2004 Incentive Stock Option Plan, which, at that time was 10% of the issued and outstanding stock. To date, the Compensation Committee has issued 3,636,000 options.

Please refer to Exhibit 10.1 for a detailed description of the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S STOCK OPTION PLAN

SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the secretary of the Company at 900-789 W. Pender Street, Vancouver, BC Canada V6C 1H2,

not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in November, 2005.

OTHER MATTERS

Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the person named as proxy in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with his best judgment.

Dated: November 2, 2004

By Order of the Board of Directors

/s/ Richard Shao
Richard Shao, President

STERLING GROUP VENTURES, INC.
Suite 900-789 West Pender Street, Vancouver, B.C. Canada V6C 1H2

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
ANNUAL MEETING OF STOCKHOLDERS JANUARY 17, 2005

The undersigned hereby appoints Raoul Tsakok as proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Sterling Group Ventures, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on January 17, 2005, at 2:00 p.m., at #900-789 West Pender Street, Vancouver, BC, Canada V6C 1H2, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of the meeting and any adjournment thereof.

1.	To receive the financial statements of the Company for its fiscal year ended May 31, 2004 and the report of the Auditors thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	To ratify the designation of Amisano Hanson as independent accountants for the period ending May 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To elect a Board of four (4) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Nominees: Richard Shao, Raoul Tsakok, Patrick Chan, and Gerald Runolfson
☐ FOR: nominees listed above (except as marked to the contrary below).

☐ WITHHOLD authority to vote for nominee(s) specified below

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

_______________________________________________________

4.	To approve the adoption of the 2004 Incentive Stock Option Plan of Sterling Group Ventures, Inc.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To transact such other business as may properly come before the Annual Meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

______________________________
Please Print or Type Your Name

_____________________________
Signature of Stockholder

_____________________________
Signature if held jointly

_____________________________
Number of Shares Voted

Dated:
_________________ , 200__

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Exhibit 10.1.

     2004 STOCK OPTION PLAN OF STERLING GROUP VENTURES, INC

SECTION 1. ESTABLISHMENT AND PURPOSE.

The Plan is established on February 3, 2004, effective on approval by shareholders, to offer directors and selected employees, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2. DEFINITIONS.

(a)	"Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

(b)	"Code" shall mean the Internal Revenue Code of 1986, as amended.

(c)	"Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

(d)	"Company" shall mean Sterling Group Ventures, Inc., a Nevada corporation.

(e)
"Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) an Outside Director and (iii) an advisor, a consultant or an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Subsections (a) and (b) of Section 4.

(f)	"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(g)	"Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

(h)	"Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

(i) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite- transactions report;

(ii)
If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market;

(iii)
If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(i)	"ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

(j)	"Nonstatutory Option" shall mean an employee stock option not described in sections 422(b) or 423(b) of the Code.

(k)	"Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(l)	"Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(m)	"Optionee" shall mean an individual who holds an Option.

(n)	"Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary.

SECTION 3. ADMINISTRATION.

(a)
Committee Membership. The Plan shall be administered by the Committee. The "Committee" shall mean the full Board of Directors and/or a committee designated by the Board of Directors, which is authorized to administer the Plan under this Section. The Committee's membership shall enable the Plan to qualify under Rule 16b-3 with regard to the grant of Shares and Options under the Plan to persons who are subject to Section 16 of the Exchange Act. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Shares or Options under the Plan to persons subject to Section 16 of the Exchange Act.

(b)
Committee Procedures. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(c)	Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

	(i)	To interpret the Plan and to apply its provisions;

	(ii)	To adopt, amend or rescind rules, procedures and forms relating to the Plan;

	(iii)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

	(iv)	To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

	(v)	To select the Offerees and Optionees;

	(vi)	To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

(vii)
To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

(viii)
To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

(ix)
To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and, to the extent such amendments adverse to the Offeree's or Optionee's interest, to the consent of the Offeree or Optionee who entered into such agreement;

	(x)	To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

	(xi)	To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

(a)
General Rules. Only Employees (including, without limitation, advisors, consultants and independent contractors who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Nonstatutory Options described in Subsection (b) below.

(b)	Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

	(i)	Outside Directors shall receive no grants other than the Nonstatutory Options described in this Subsection (b).

(ii)
All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall also become exercisable in full in the event of the termination of such Outside Director's service because of death, Total and Permanent Disability or voluntary retirement at or after age 65.

(iii)
The Exercise Price under all Nonstatutory Options granted to an Outside Director under this Subsection (b) shall be equal to 100 percent of the Fair Market Value of a Share on the day before grant, payable in one of the forms described in Subsection (a), (b), (c) or (d) of Section 8.

(iv)
Nonstatutory Options granted to an Outside Director under this Subsection (b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant, (B) the date 120 days after the termination of such Outside Director's service for any reason other than death or Total and Permanent Disability or (C) the date 6 months after the termination of such Outside Director's service because of death or Total and Permanent Disability.

The Committee may provide that the Nonstatutory Options that otherwise would be granted to an Outside Director under this Subsection (b) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the Nonstatutory Options shall be applied with regard to the service of the Outside Director.

SECTION 5. STOCK SUBJECT TO PLAN.

(a)
Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 15% of Shares outstanding, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)
Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)
Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b)
Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 60 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

(c)
Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 100 percent of the Fair Market Value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

(d)
Withholding Taxes. As a condition to the award, sale or vesting of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

(e)
Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a)
Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)
Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c)
Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the day before grant. The Exercise Price of a Nonstatutory Option shall not be less than 100 percent of the Fair Market Value of a Share on the day before grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

(d)
Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

(e)
Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability or retirement or other events. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant. Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

(f)
Nontransferability. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable, unless permitted by the Stock Option Agreement. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by a beneficiary designation executed by the Optionee and delivered to the Company, or by the laws of descent and distribution.

(g)
Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than the Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

	(i)	The expiration date determined pursuant to Subsection (e) above;

	(ii)	The date 120 days after the termination of the Optionee's Service for any reason other than Total and Permanent Disability; or

	(iii)	The date six months after the termination of the Optionee's Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination.

(h)
Leaves of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

(i)	Death of Optionee. If an Optionee dies while he or she is in Service, then such Optionee's Option(s) shall expire on the earlier of the following dates:

	(i)	The expiration date determined pursuant to Subsection (e) above; or

	(ii)	The date six months after the Optionee's death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death or became exercisable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

(j)
No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

(k)
Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

(l)
Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES.

(a)
General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

(i)
In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or all of the forms described in Subsections (e), (f) and (g) below.

(ii)
In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c), (d), (f) or (g) below.

	(iii)	In the case of a Nonstatutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), (d), (f) or (g) below.

(b)
Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c)
Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(d)
Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(e)
Services Rendered. To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

(f)
Promissory Note. To the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(g)	Other Forms of Payment. To the extent that this Subsection (g) is applicable, payment may be made in any other form approved by the Committee, consistent with applicable laws, regulations and rules.

SECTION 9. ADJUSTMENT OF SHARES.

(a)
General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Nonstatutory Options to be granted to Outside Directors under Section 4(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

(b)
Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by an acceleration.

(c)
Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. SECURITIES LAWS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11. NO RETENTION RIGHTS.

Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

SECTION 12. DURATION AND AMENDMENTS.

(a)
Term of the Plan. The Plan, as set forth herein, shall become effective upon approval by shareholders. The Plan shall terminate automatically 15 years after its initial adoption by the Board of Directors on February 3, 2004, and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)
Right to Amend or Terminate the Plan. The Board of Directors may, subject to applicable law, amend, suspend or terminate the Plan at any time and for any reason. An amendment to the Plan shall require stockholder approval only to the extent required by applicable law.

(c)
Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13. EXECUTION.

To record the adoption of the Plan by the Board of Directors on February 3, 2004 subject to approval by the Company's stockholders at a duly noticed shareholders' meeting, the Company has caused its authorized officer to execute the same.

STERLING GROUP VENTURES, INC.

By /s/ Richard Shao

President